Exhibit C.5

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and collectively, the “Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules, complete and execute any amendment or amendments thereto, and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of August, 2013.

By:	/s/ KRISTIN A. DOLAN
Kristin A. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and collectively, the “Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules, complete and execute any amendment or amendments thereto, and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of August, 2013.

CFD 2010 GRANDCHILDREN TRUST FBO AIDAN DOLAN

By:	/s/ KRISTIN A. DOLAN
Kristin A. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of Cablevision Systems Corporation, AMC Networks Inc. and/or The Madison Square Garden Company (the “Companies”), all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder, including all amendments thereto (a “Section 13 Schedule”, and collectively, the “Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules, complete and execute any amendment or amendments thereto, and timely file such Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor are the Companies assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Companies, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of August, 2013.

CFD 2010 GRANDCHILDREN TRUST FBO QUENTIN DOLAN

By:	/s/ KRISTIN A. DOLAN
Kristin A. Dolan, Trustee

2